Mineral Rights	6 Months Ended
Jun. 30, 2025
Mineral Rights [Abstract]
MINERAL RIGHTS

7. MINERAL RIGHTS

As of June 30, 2025, BGL has mineral rights in Ghana to mine the Bogoso and Prestea properties acquired under the Purchase Agreement. These mineral rights were acquired through staking and purchase, lease or option agreements and are subject to varying royalty interests, some of which are indexed to the sale price of gold. The mine is currently on care and maintenance; no mining activities are being undertaken and there is currently no production from the mine. As of June 30, 2025, the carrying value of the mineral rights of $30.1 million represents the relative fair value on the acquisition date allocated to the acquired mineral rights pursuant to the Purchase Agreement. Amortization is computed using the unit of production method and there was no amortization for the six months ended June 30, 2025, due to the lack of gold production.

Due to the uncertainty surrounding the outcome of the lease dispute with the Government of Ghana (Note 15), and the possibility that the mining leases may not be returned to BGBPL, there is a material uncertainty that BGL will not be able to undertake its business plan to restart the Bogoso Prestea mine. If BGL is not successful with its arbitration proceedings with the Republic of Ghana, the leases may be relinquished which will reduce the mineral rights value reflected in BGL’s balance sheet to zero.